UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

JAGUAR ANIMAL HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Berry Street, Suite 1300 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                             Entry into a Material Definitive Agreement

Effective as of June 19, 2015, Jaguar Animal Health, Inc. received landlord consent (the “Consent”) to a sublease agreement dated as of June 19, 2015 and effective upon the Consent (the “Sublease”) with SeeChange Health Management LLC, a Delaware limited liability company (the “Sublandlord”), for approximately 6,008 square feet of office space located at 201 Mission Street, Suite 2375, San Francisco, California (the “Sublease Premises”).

The term of the Sublease will begin on the delivery of the Sublease Premises, which the parties anticipate will be on July 1, 2015, and will expire on August 31, 2018, unless earlier terminated in accordance therewith.  The base rent under the Sublease will be as follows:

Period During Lease Term	Monthly Base Rent
Month 1 – Month 12	$29,539.33
Month 13 – Month 24	$30,040.33
Month 25 – Month 36	$30,540.66
Month 37 and Month 38	$31,041.33

In addition to base rent, we will be responsible for certain costs and charges specified in the Sublease, including operating expenses and taxes.

We intend to continue to maintain our premises at 185 Berry Street, Suite 1300, San Francisco, California and will gradually transition operations to 201 Mission Street upon effectiveness of the Sublease, which we expect will serve as our principal administrative headquarters.

Pursuant to the Consent, we will assume the indemnity and insurance obligations of the Sublandlord under the master lease with respect to the Sublease Premises.  In addition, as agent for the Sublandlord, we are authorized to obtain services and materials for or related to the Sublease Premises, although we must obtain the Sublandlord’s prior written consent, and we agreed to promptly reimburse the Sublandlord for all amounts paid by the Sublandlord for any such services and materials.

The foregoing summary of the terms of the Sublease and Consent do not purport to be complete and are qualified in its entirety by reference to the Sublease and Consent, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01                             Financial Statements and Exhibits

(d)                            Exhibits

Exhibit No.	Description
10.1	Sublease Agreement by and between the registrant and SeeChange Health Management LLC, for premises at 201 Mission Street, Suite 2375, San Francisco, California dated June 19, 2015
10.2	Consent to Sublease by and between the registrant, CA-Mission Street Limited Partnership, SeeChange Health Management LLC and Healthmine, Inc. dated June 19, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR ANIMAL HEALTH, INC.

By:	/s/ John A. Kallassy
	Name:	John A. Kallassy
	Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer

Date: June 23, 2015

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